UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2008

______________________________

KBR, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33146	20-4536774
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

601 Jefferson Street
Suite 3400
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 753-3011

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 6, 2008, the Board of Directors of KBR, Inc. amended Section 9, Article I of KBR’s bylaws to read in its entirety as set forth in Exhibit 3.1 hereto, which, among other things, provides for the disclosure of the true economic interest in KBR’s securities of a stockholder seeking to make nominations of candidates for election of directors or other proposals to be brought before a meeting of stockholders, and to clarify that the notice and disclosure provisions of Section 9 apply to all stockholder nominations and proposals. This description is qualified in its entirety by reference to the text of the bylaw amendment, which is listed under Item 9.01 as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amendment to the Bylaws of KBR, Inc., effective May 6, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2008	KBR, INC. /s/ Jeffrey B. King Name: Jeffrey B. King Title: Vice President, Public Law